Business Combinations - Schedule of Unaudited Pro Forma Information, Assumptions (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Sep. 29, 2012	Sep. 24, 2011
Business Acquisition, Pro Forma Information, Nonrecurring Adjustment [Line Items]
Revenue	$ 2,526,336	$ 2,310,384
Net loss	$ (164,539)	$ (127,240)
Basic and diluted net loss per common share	$ (0.62)	$ (0.49)